UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC   20549


                                   FORM 8 - K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 30, 2003

                         AMANASU ENVIRONMENT CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

     NEVADA               0-32905             98 - 0347883
     --------------      ----------------     --------------
    (State or other      (Commission file     (IRS Employer
    jurisdiction of       Number)             Identification No.)
    incorporation)

                 701 FIFTH AVENUE, 36TH FLOOR, SEATTLE, WA 98109
                 -----------------------------------------------
                    (Address of principal executive offices)

                                  206-262-8188
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
           (Former name or former address if changed since last report)

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Item  5.  Other  Events  and  Regulation  FD  Disclosure

On May 30th, 2003, the Company entered into an agreement with Etsuro Sakagami (the Licensor) to license technology relating to the Ring Tube Desalinization Equipment on an exclusive worldwide basis. The licensing of the technology will remain in effect for 30 years from the date of this agreement. Effective the date of this agreement, the Company will immediately allot and issue by June 30, 2003, 1,000,000 fully paid and non assessable common shares to the Licensor. The Company will also, immediately allot and issue by June 30, 2003, fully paid common shares to F.C. Giken Kabushikigaisha as consideration for the referral fee.

Item  6.  Financial  Statements  and  Exhibits

(a)     Financial  statements  of  businesses  acquired

        None

(b)     Pro  forma  financial  information

        None

(c)     Exhibits

        99.1     License  Agreement


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Amanasu  Environment  Corporation
                              By:/s/Atsushi  Maki
                              Atsushi  Maki,  President  and  CEO



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